Exhibit 10.14

Serial number：79192021280155

Working Capital Loan Contract

Contract version number：SPDB201912

Working Capital Loan Contract

Borrower: Shenzhen TBIT Technology Co., Ltd.

Main business address: Unit 1501-1508, Building B, SD Information Port Building, No. 2 Kefeng Road, Science and Technology Park, Yuehai Street, Nanshan District, Shenzhen

Contact: Sisi Li

Tel: 18682010310

Fax: /

E-mail: /

Lender: Shanghai Pudong Development Bank Co., Ltd. Shenzhen Branch

Main business address: Pufa Building, No. 88, Pucheng Road, Tianxin Community, Sungang Street, Luohu District, Shenzhen

Contact: Wang Xiaohe Tel: 8111 7081

Given:

Due to the needs of capital turnover, the borrower submits an application for working capital loan to the lender; upon review, the lender agrees to grant the loan in accordance with the terms and conditions of this contract. In order to clarify the rights and obligations of both parties, according to the relevant laws, regulations and rules of the People’s Republic of China, this contract is hereby concluded through consultation between the two parties for compliance.

At the same time, the borrower and the lender confirm the following primary terms (please select √ in the following box according to the situation, and mark × if not selected):

√ This contract is signed as an auxiliary financing document of the “Financing Quota Agreement” (hereinafter referred to as the Financing Quota Agreement) No. BC2021042800000432. After this contract takes effect, all its terms will be incorporated into the Financing Quota Agreement and will be part of it. (If the borrower has previously signed a financing line agreement, this item should be selected and the financing line agreement number should be indicated);

× This contract is an independent credit document signed between the borrower and the lender (if the borrower and the lender have not signed a financing line agreement, this item should be selected);

× The guarantor is aware that the loan purpose of this contract is to repay the original contract name: ________________________

Date Signed: ____________ Number: Loan under ________________________. (If the purpose of the loan is to borrow new to repay the old or to renew the loan, this item must be selected)

PART 1 COMMERCIAL TERMS

1. Loan types: √Short-term working capital loan × Medium-term working capital loan

2. The loan amount under this contract is RMB (currency) three million yuan (the capitalized amount).

3. The specific purpose of the loan under this contract is: daily business turnover

4. The loan period under this contract is (please tick √ in the following box, if not, tick ×):

× From __year__month__day to __year__month__day:

√ One year (or 12 months) from the date of the first withdrawal.

The actual withdrawal date and repayment date are based on the dates recorded on the IOUs (loan vouchers) handled by both the lender and the borrower. The last repayment date shall not exceed the loan term stipulated in this contract. The IOU (loan certificate) is an integral part of this contract.

5. The interest rate of this combined loan is (please tick √ in the following box, if not, tick x):

√(1) RMB loan interest rate:

Each loan under this contract is calculated based on the one-year (term) loan market quoted interest rate (LPR) √+ x - 35BPS announced by the National Interbank Funding Center at the end of the day before the actual loan date. If the calculated interest rate is less than 0%, it will be implemented as 0%. (The interest rate quoted in the loan market is the annual interest rate, which can be inquired through the National Interbank Funding Center and the website of the People’s Bank of China).

After each loan is issued, if the interest rate quoted in the loan market is adjusted during the loan period, the loan interest rate (please select √ in the following box, or mark x if not selected):

√ No adjustment, fixed interest rate:

X The interest rate will be adjusted from the interest rate adjustment date, using the loan market quoted interest rate (LPR) of the above-mentioned agreed period in this article announced by the National Interbank Funding Center at the end of the day before the interest rate adjustment date as the base, the above-mentioned agreed interest rate floating points and calculation method constant. The specific interest rate adjustment dates are as follows (please tick √ in the following box, or tick x if not selected):

☐ Adjust the interest rate on an annual basis. The interest rate adjustment date is the corresponding day of the actual loan issuance date in the corresponding month of the next calendar year. If the actual loan issuance date does not have a corresponding day in the corresponding month of the next calendar year, the actual loan issuance date will be in the next calendar year. The last day of the corresponding month is the interest rate adjustment day;

☐ The interest rate is adjusted annually, and the interest rate adjustment date is January 1 every year;

☐ Adjust the interest rate according to the interest settlement date, and the interest rate adjustment date is the day after the interest settlement date;

☐ The interest rate is adjusted quarterly, and the interest rate adjustment date is the __ day of the end of each quarter;

☐ The interest rate is adjusted on a monthly basis, and the interest rate adjustment date is __ day of each month;

☐ Other agreements (specific interest rate adjustment date): __________________

X (2) Foreign currency loan interest rate:

Each loan under this contract shall be calculated according to the (LIBOR/HIBOR/SIBOR) interest rate of ______ __________ (year/month/week) announced by the lender on the release date plus ________BPS.

After each loan under this contract is issued, the loan interest rate adjustment method is (please tick √ in the following box, if not, tick x);

☐ From the date of disbursement of each loan, the interest rate will be adjusted once every _____1/3/6/12) month according to the latest foreign currency interest rate of the corresponding day;

☐ Fixed interest rate, that is, the interest rate is not adjusted.

6. The loan interest settlement method under this contract is (please select √ in the following box, if not, tick x)

√ If the interest is settled on a monthly basis, the interest settlement date shall be the 20th (20th) day of each month;

X Interest is settled quarterly, and the interest settlement date is the twentieth (20) day of the last month of each quarter;

X Other way: __________________

And each repayment under this contract shall be settled with the principal.

7. The penalty interest rate under this contract is:

(1) The overdue penalty interest rate of this contract shall be subject to an additional 50% of the loan execution interest rate applicable on the day when the penalty interest is calculated and collected.

(2) The misappropriation penalty interest rate of the loan not used for the purpose stipulated in this contract shall be subject to an additional 50% of the loan execution interest rate applicable on the date of accruing the penalty interest.

8. The loan withdrawal period under this contract is from July 15, 2021 to August 15, 2021. The first of these withdrawals should be made by August 15, 2021.

9. The withdrawal plan for the loan under this contract is as follows (please tick √ in the following box, if not, tick x):

√ Please refer to the table below for the withdrawal plan:

No.	No. Withdrawal date	Withdrawal amount
1	July 22, 2021	RMB 3 million
2
3
4
5
6

X Other Withdrawal Plan Agreements: ___________________

10. The repayment plan of the loan under this contract is as follows (please tick √ in the following box, if not, tick x):

√Please refer to the table below for the repayment plan:

No.	Repayment date	Repayment amount
1	July 22, 2022	RMB 3 million
2
3
4
5
6

X Other repayment plan agreement: ___________________

11. Liquidated damages for early repayment of the loan: equivalent to ___% of the total amount of the actual early repayment of the loan or ___ (currency) ___ yuan.

12. The principal amount of early repayment shall not be less than ___ (currency) ___yuan.

13. Account opening (Choose one of the following modes for RMB loans, select the special account mode for foreign currency loans, and tick x if not selected);

√Non-special account mode:

(1) The general settlement account opened by the borrower with the lender is:

Account Bank: Shanghai Pudong Development Bank

Account Name: Shenzhen TBIT Technology Co., Ltd.

Account number: 79100154740019325

(2) The fund withdrawal account opened by the borrower with the lender is:

Account Bank: Shanghai Pudong Development Bank

Account Name: Shenzhen TBIT Technology Co., Ltd.

Account number: 79100154740019325

X Special account mode:

(1) The special account for working capital loan opened by the borrower with the lender is:

Bank of Account: ________________________________________________________

Account Name: ______________________________________________________

account: ______________________________________________________

(2) The general settlement account opened by the borrower with the lender is:

Bank of Account: ________________________________________________________

Account Name: ______________________________________________________

account: ______________________________________________________

(3) The fund withdrawal account opened by the borrower with the lender is:

Bank of Account: ________________________________________________________

Account Name: ______________________________________________________

account: ______________________________________________________

14. The lender is entrusted to pay: the payment of the loan funds with a single payment exceeding (currency amount) RMB 10 million yuan should be paid by the lender entrusted to pay.

15. Guarantors and guarantee contracts that provide guarantee for the debts under this contract include but are not limited to:

√ Guarantor Wentao Ge and Sisi Li “Guarantee Contract” No. [ZB7919202100000016, ZB7919202100000017]

√ Mortgage Sisi Li’s “Mortgage Contract” No. [ZD7919202100000006]

X Pledger’s “Pledge Contract” No. [  ]

X Other guarantees ________________________________________________________

16. Handling of breach of contract.

Liquidated damages: Equivalent to /% of the loan principal amount or /.

17. The annexes to this contract include:

(1) “Withdrawal Application”.

(2)”_______/______”.

(3) “_______/______”.

(4) “_______/______”.

(5) “_______/______”.

18. Other matters agreed by both parties.

The calculation method of the loan interest rate under this contract is the simple interest method.

19. This contract is made in quadruplicate, of which the borrower holds one copy and the lender holds three points, and each copy has the same legal effect.

(End of the first part)

PART II GENERAL PROVISIONS

Article 1 Loan

1. The borrower irrevocably agrees and confirms that: the lender has the right to change due to changes in laws, regulations and policies, or be restricted by the government’s macro monetary policy or financial regulatory policy, or based on market conditions, capital positions and financial costs, its own business needs, If the borrower’s ability to perform or financial situation is considered to adjust or increase the conditions of loan issuance, or other major changes in the situation occur, the loan may be suspended, reduced or canceled, and the borrower will be notified.

2. The loan under this contract must be used in accordance with the loan purpose stipulated in this contract. The borrower shall not misappropriate or squeeze the loan for investment in fixed assets, equity and other investments, and shall not be used for the fields and purposes prohibited by the state for production and operation, or for other purposes. Activities not eligible for working capital borrowing purposes.

Article 2 Loan Interest Rate and Interest Calculation Method

1. Unless otherwise stipulated in this contract, the loan interest under this contract shall be calculated and charged according to the actual withdrawal amount and the number of days occupied from the date the lender grants the loan. The number of occupied days includes the first day and excludes the last day. Daily interest rate = monthly interest rate / 30, monthly interest rate = annual interest rate / 12.

2. The lender has the right to pay the unpaid loan principal due to the borrower (the term “expiration” in this contract includes the situation where the lender announces that the loan expires in advance). The overdue interest rate is calculated and charged according to the actual overdue days until the borrower repays the principal and interest.

3. If the borrower fails to use the borrowed funds for the agreed purpose, the lender shall have the right to calculate and collect the penalty interest according to the actual number of days of default according to the embezzlement penalty interest rate stipulated in this contract from the date of default on the loan amount used by the lender. until the borrower repays the principal and interest.

4. For the interest (including normal interest, overdue penalty interest and misappropriation of penalty interest) that the borrower fails to pay on time, the lender shall collect compound interest according to the overdue penalty interest rate stipulated in this contract and based on the actual overdue days from the date of overdue.

5. The interest rate market is paralyzed

After the loan under this contract is released, if there is no applicable LPR (for RMB) or LIBOR/HIBOR/SIBOR (for foreign currency) interest rate on the quotation date of the relevant interest period, the borrower shall negotiate with the lender to determine the alternative interest rate; If an agreement cannot be reached within five (5) banking business days after the negotiation begins, the borrower shall repay the entire loan principal and interest within thirty (30) banking business days from the date of inability to reach an agreement.

Article 3 Withdrawal

1. Before making the first withdrawal, the borrower should meet the following conditions:

(1) Submit the withdrawal application form (see Annex 1 or Annex 2 of this contract for the format), the completed “Debit (Loan) Voucher” and other relevant documents according to the time and method agreed in this contract;

(2) This contract and the corresponding guarantee contract (if any) have been signed and remain valid, and the security right has been effectively established;

(3) Submit the borrower’s current valid business license, company articles of association, and recent financial statements on the date of withdrawal (including but not limited to the annual financial report and current statement audited by a certified public accountant in the previous year);

(4) Submit the borrowing resolution made by the Borrower’s board of directors/shareholders’ meeting or other institutions with the same effect, the letter of authorization from the legal representative to the authorized representative, and the original signature samples of the legal representative and the authorized representative;

(5) The borrower has opened relevant accounts with the lender according to the requirements of the lender;

(6) The borrower has fulfilled the obligations stipulated in this contract, and there is no event of breach of contract stipulated in this contract;

(7) Other documents or conditions required by the Lender.

2. Except for the first withdrawal, before each withdrawal, the borrower shall meet the following conditions:

(1) Submit the withdrawal application form (see Annex 1 or Annex 2 of this contract for the format), the completed “Debit (Loan) Voucher” and other relevant documents according to the time and method agreed in this contract;

(2) The representations and warranties made by the Borrower under this contract remain valid;

(3) The borrower has fulfilled the obligations stipulated in this contract, and there is no event of breach of contract stipulated in this contract;

(4) Other documents or conditions required by the Lender.

3. Withdrawal

(1) The borrower shall make a one-time withdrawal or instalment withdrawal according to the withdrawal plan agreed in this contract, and submit a withdrawal application to the lender three (3) bank business days before the expiration of each withdrawal date. (See Annex 1 or Annex 2 of this contract for the format) to go through the withdrawal procedures;

(2) If the borrower needs to postpone or change the date of withdrawal, it shall obtain the consent of the lender three (3) bank business days before the date of withdrawal, and the lender has the right to require the borrower to pay Interest loss received (interest loss = interest on delayed withdrawal period - interest on demand deposits in the same period);

(3) If the borrower requests to cancel all or part of the undrawn loan, it shall apply to the lender three (3) business days before the date of withdrawal or expiration of the withdrawal period;

(4) The lender has the right to cancel the undrawn loan if the borrower fails to go through the withdrawal procedures within the specified withdrawal date or within the withdrawal period and fails to apply for a delayed withdrawal;

The Lender has the right to waive one or more of the above withdrawal conditions without prejudice to any rights the Lender has under this contract.

Article 4 Account Opening and Management

1. The Borrower should have opened a general settlement account and a fund withdrawal account with the Lender when signing this contract (see Part 1 of this contract), as well as the special account for working capital loans (if any) agreed by both parties. The Borrower agrees to the Lender to monitor the aforementioned account of the Borrower.

2. If a special account for working capital loans has not been opened, the general settlement account is used to account for the issuance and payment of loan funds applied by the borrower at the lender.

If a special account for working capital loan is opened, the special account for working capital loan is used to calculate the loan fund release and loan fund payment applied by the borrower at the lender, and the funds in the account will be interest-bearing as demand deposits. The borrower agrees that, in addition to the borrower’s reserved seal, the special account for working capital loans shall also reserve the lender’s special seal for the supervision of loan fund payment. Without the written consent of the lender, the borrower cannot arbitrarily change the reserved seal of the special account for working capital loans.

3. The borrower confirms that the fund withdrawal account is the income account and repayment reserve account under this contract. The borrower’s income cash flow or the borrower’s overall cash flow should go into the fund withdrawal account.

The Borrower warrants that, on each principal and interest repayment date under this contract and within three (3) days before it, the balance of funds in the Borrower’s repayment reserve account shall not be less than the amount that the Borrower should repay the principal and interest in the current period. amount. The Borrower agrees that, on each principal and interest repayment date and within three (3) days prior to it, the Lender shall have the right to make any claims that the Borrower will cause the capital balance in the repayment reserve account to be lower than the current principal and interest repayment amount. The payment behavior is restricted or refused to ensure that the fund balance in the repayment reserve account is sufficient to pay the current principal and interest repayment.

The lender has the right to monitor the fund withdrawal account, and when the fund flow in the fund withdrawal account is abnormal, the lender has the right to find out the reasons for the borrower and take corresponding measures.

Article 5 Payment Supervision

1. The Borrower agrees that the Lender has the right to manage and control the payment of the loan funds by means of the Lender’s entrusted payment or/and the Borrower’s own payment, so as to supervise the use of the loan funds for the purposes agreed in this contract.

Entrusted payment by the lender means that the lender, according to the borrower’s withdrawal application and payment entrustment, pays the loan funds through the borrower’s account to the borrower’s transaction object that meets the purpose stipulated in this contract.

Borrower’s self-payment means that after the lender releases the loan funds to the borrower’s account according to the borrower’s withdrawal application, the borrower autonomously pays to the borrower’s transaction object that meets the purpose stipulated in the contract.

2. The borrower agrees that, if the borrower and the lender are newly established credit business relationship, the borrower’s credit status is general or the payment object is clear and the single payment amount exceeds the amount agreed in this contract (refer to the first part of this contract). or other circumstances determined by the Lender, the Lender’s entrusted payment method shall be adopted.

If the borrower’s entrusted payment method is adopted, the lender has the right to review whether the payment object, payment amount and other information listed in the payment application provided by the borrower are consistent with the corresponding commercial contract and other certification materials according to the loan purpose stipulated in the loan contract. After review and approval, the lender pays the loan funds to the borrower’s transaction object through the borrower’s account.

3. When the borrower applies to the lender for external payment of loan funds, it shall submit the certification materials that meet the requirements of the lender, including but not limited to:

(1) Documents certifying that the purpose of payment conforms to the purpose stipulated in this contract;

(2) Business contracts and written documents that truly reflect the borrower’s payment obligations. For fees that must be paid without signing a contract, the charging policy and standard approved by the competent department shall be provided;

(3) If the corresponding invoice or receipt cannot be obtained at the same time as payment, the borrower shall timely submit the corresponding invoice or receipt after payment is completed;

(4) Legal and valid payment vouchers;

(5) Other documents required by the lender.

The Lender has the right to waive one or more of the above-mentioned supporting materials without prejudice to any rights of the Lender under this contract.

4. To open a special account for working capital loans, the borrower shall submit a withdrawal application form (see Annex 1 of this contract for the format) to the lender three (3) bank business days prior to the withdrawal date, and at the same time propose that the borrower shall adopt the loan application form. The entrusted payment method is also the borrower’s own payment method. The borrower confirms that the lender has the right to review whether the relevant information of the borrower meets the payment conditions stipulated in this contract, and has the right to decide the payment method of the corresponding loan.

If a special account for working capital loans is opened and the payment method is entrusted by the lender, the borrower shall submit to the lender a payment application stamped with the borrower’s seal of the special account for working capital loans within three (3) bank business days before the payment date. The lender has the right to check whether the relevant information of the borrower conforms to the payment conditions stipulated in this contract. If the lender approves it, it shall affix the special seal for the supervision of loan fund payment on the payment voucher and make payment to the outside world. If the borrower’s self-payment method is adopted, the borrower shall submit a payment application (see Annex 3 of this contract for the format) and relevant materials to the lender three (3) bank business days in advance, and the lender has the right to review whether the relevant materials submitted by the borrower are meet the conditions stipulated in this contract. If the lender approves after review, the borrower fills in the payment voucher (the amount of each summary payment voucher cannot exceed the entrusted payment amount of the lender agreed in this contract). After review, the lender affixes the special seal for the supervision of loan fund payment to the aggregate payment voucher, and transfers the corresponding funds to the general settlement account of the borrower.

5. If the borrower’s self-payment method is adopted, the borrower shall report the self-payment of borrowed funds to the lender on a monthly basis. The lender has the right to check whether the borrower’s loan payment conforms to the agreed purpose and payment method through account analysis, voucher inspection, on-site investigation, etc.

6. The borrower confirms that it shall pay the lender the remittance and transfer fee arising from the payment of the loan funds. When the remittance and transfer fee occurs, the lender has the right to directly deduct the actual amount.

7. In the process of loan issuance and payment, if the borrower has any of the following circumstances, the lender has the right to require the borrower to supplement the withdrawal conditions and payment conditions, or change the loan payment method, and stop the issuance and payment of loan funds:

(1) Deterioration of credit standing;

(2) The profitability of the main business is not strong;

(3) Abnormal use of loan funds.

Article 6 Repayment

1. The borrower shall repay the loan principal, interest and related expenses in a timely and full amount according to the repayment plan agreed in this contract. The Borrower hereby irrevocably authorizes the Lender to have the right to take the initiative to deduct the aforementioned amount from the account opened with the Lender on the due date of the loan or when the conditions stipulated in this contract are met, to repay the Lender’s claims.

2. If the borrower repays the loan in advance, it shall submit a written application to the lender before the tenth (10) bank business day before the expected repayment date, and obtain the lender’s written consent. Without the prior written consent of the lender, the borrower shall still repay the principal and interest in accordance with the time limit and interest rate stipulated in the contract.

Early repayment with the consent of the lender shall be deemed as the early maturity of the loan. In this case, the lender also has the right to require the borrower to pay a certain amount of liquidated damages according to the contract (see Part I of this contract).

For early loan repayment, interest shall be calculated according to the actual number of days used by the borrower, and shall be repaid together with the principal; the principal amount of early loan repayment shall not be less than the limit stipulated in the first part of the wooden contract. The wood money returned by it shall be written off against the loan principal according to the reverse order of the repayment plan agreed in this contract.

3. If the borrower is unable to repay the loan on time due to legitimate reasons, it shall apply to the lender for loan extension before the 30th (30th) bank business day of the repayment period stipulated in this contract, and prepare the necessary materials to handle the relevant matters. Extension procedures. If the loan under this contract is guaranteed, mortgaged or pledged, the guarantor, mortgagor and pledgor shall issue a written consent certificate. The lender decides whether to agree to the extension. If the borrower does not apply for the extension or the application for extension is not approved by the lender, the loan will be transferred to the overdue loan from the day after the due date.

4. Any loan funds that have been repaid by the borrower shall not be redrawn.

Article 7 Representations and warranties

The Borrower makes the following representations and warranties to the Lender, which are made when this Contract is signed and shall continue to be effective during the term of this Contract.

1. The borrower is an enterprise (institution) legal person or other economic organization established in accordance with its applicable laws, with independent legal personality, complete financial system and repayment ability, and has the right to conclude and perform this contract according to law.

2. The borrower has the right to sign this contract, and has completed all authorizations and approvals from the shareholders’ meeting, the board of directors or other competent bodies required to sign this contract and perform its obligations under this contract. All clauses of this contract are the true representation of the borrower and are legally binding on the borrower.

3. The signing and performance of this contract does not violate the laws that the borrower should abide by (the laws under this contract include the laws, regulations, rules, local regulations, judicial interpretations, etc., which the borrower should abide by, the same below), competent authorities relevant documents, judgments, and awards, nor are they inconsistent with the Borrower’s Bylaws or any contract, agreement or any other obligation it has entered into.

4. The borrower warrants that all financial statements (if any) issued by it comply with the provisions of its applicable laws, and that the statements truthfully, completely and fairly reflect the borrower’s financial situation.

5. All materials, documents, and information (including but not limited to business license items, approval documents, feasibility study reports, self-assessment, and self-assessment) provided by the Borrower to the Lender including itself and the guarantor when signing and performing this Agreement. Fund-raising implementation certificates, financial statements, etc.) are true, valid, accurate and complete without any concealment or omission.

6. The borrower undertakes to complete the filing, registration or other formalities required for the validity and legal performance of this contract.

7. Since the last audited financial statement was issued, there has been no material adverse change in the borrower’s operating conditions and financial conditions.

8. Strictly abide by the laws and regulations in business activities, carry out various businesses in strict accordance with the borrower’s business license or the business scope approved by law, go through the registration and annual inspection procedures on time, have legal and compliant production and operation, and have the ability to continue operations. Have a legitimate source of repayment.

9. Not to give up any due creditor’s rights, nor to dispose of the existing main property for free or in other inappropriate ways.

10. The borrower has disclosed to the lender the facts and conditions (including but not limited to operating conditions, financial conditions, external guarantees, etc.) that are known or should be known to the lender and are important for the lender to decide whether to grant the loan under this contract.

11. The borrower guarantees that its credit status is good and there is no major bad record.

12. The Borrower warrants that there are no other circumstances or events that have or may have a material adverse impact on the Borrower’s ability to perform.

Article 8 Agreed matters

The Borrower and the Lender agree as follows:

1. The borrower promises to operate in accordance with the law, and to use the loan for the purpose agreed in this contract, and not to use it for other purposes. The borrower shall regularly provide various relevant financial and accounting materials including monthly and annual statements as required by the lender, and actively cooperate with the lender to supervise the use of the loan and the operation of the borrower. Lenders can check and supervise the use of loans in various ways at any time.

2. The borrower shall repay the principal and interest of the loan under this contract in accordance with the time, amount, currency and interest rate stipulated in the “Loan (Loan) Certificate” in the application form of this contract.

3. The Borrower warrants that, in the event of or about to occur any event that is sufficient to have a material adverse impact on the Guarantor’s financial status or its ability to perform its guarantee obligations, the Borrower will promptly provide a new guarantee approved by the Lender.

4. The borrower undertakes that the borrower will not take the following actions without the written consent of the lender:

(1) Transfer (including sale, gift, mortgage, exchange, etc.), mortgage, pledge or otherwise dispose of all or most of its material assets;

(2) Contracting, joint operation, major foreign investment, change of actual controller or major shareholder, shareholding reform, merger (merger), joint venture (cooperation), division, equity transfer, substantial increase in debt financing, establishment of subsidiary companies, transfer of property rights , capital reduction, suspension of business, dissolution, filing for bankruptcy, reorganization or cancellation, and other acts that may affect the borrower’s ability to repay;

(3) To provide a third party with a guarantee sufficient to have a material adverse effect on its financial position or its ability to perform its obligations under this contract;

(4) Pay off other long-term debts ahead of schedule and may have a material adverse impact on the borrower’s ability to perform its obligations under this contract;

(5) Sign contracts/agreements that have a material adverse effect on the borrower’s ability to perform its obligations under this contract or undertake relevant obligations that have such an impact.

5. The Borrower undertakes that when the following events occur, the Borrower will immediately notify the Lender on the date of the event, and deliver the original of the relevant notice to the loan within five (5) bank business days from the date of the event. person (with official seal);

(1) Relevant events occurred that caused the representations and warranties made by the Borrower in this contract to be untrue, inaccurate or invalid.

(2) The borrower or its controlling shareholder, actual controller or its affiliates is involved in litigation, arbitration or its assets have been seized, sealed up, frozen, enforced or taken other measures with the same effect, or its legal representative/ The person in charge is involved in litigation, arbitration or other compulsory measures;

(3) The borrower’s legal representative or its authorized agent, person in charge, chief financial officer, correspondence address, enterprise name, office space, etc. have changed;

(4) Application for reorganization, bankruptcy by other creditors, or revocation by the higher authorities;

(5) Other material adverse events that may affect the borrower’s solvency have occurred.

6. The borrower promises not to violate the normal order and give priority to other loans, and will not sign any contract or agreement that will cause the loan under this contract to be subordinate now and in the future.

7. The borrower shall repay and pay the principal and interest of the loan under this contract in the same currency as far as possible. In the event that the borrower repays the debts in different currencies, the borrower shall, or authorize the lender to convert the funds in different currencies into the currency of the loan under the cost contract according to the method specified in the “Deduction Agreement” of this contract to repay the debt. Principal and interest, and the resulting expenses shall be borne by the borrower. When the guarantor repays the debt on behalf of the borrower with funds in different currencies, it shall be “deducted” from the guarantee contract, and the resulting expenses shall be borne by the borrower.

8. When the guarantee under this contract encounters specific circumstances or changes, the borrower shall promptly provide other guarantees recognized by the lender in accordance with the requirements of the lender. The specific circumstances or specific changes include, but are not limited to, the guarantor’s cessation of production, closure of business, dissolution, suspension of business for reorganization, revocation or revocation of business license, application or application for reorganization, bankruptcy, major changes in business or financial conditions, involving major litigation or Arbitration cases, legal representatives, directors, supervisors, and key management personnel involved in the case, the value of collateral has decreased or may be reduced, or property preservation measures such as seizure are taken, breach of contract under the guarantee contract, and request to rescind the guarantee contract, etc.

9. The lender has the right to conduct on-site or off-site due diligence on the borrower, and conduct post-loan inspections on the borrower’s operating conditions, financial conditions, external guarantees, use of borrowed funds, and repayment. The borrower is obliged to actively cooperate. Lenders conduct loan payment management, post-loan management and related inspections.

10. The lender has the right to withdraw the loan funds under this contract in advance according to the borrower’s fund withdrawal situation.

11. Special agreements regarding group customers (applicable to group customers).

If the borrower of this contract is a group customer, the borrower hereby undertakes:

(1) The borrower shall promptly report the related party transactions of more than 10% of the actual trustee’s net assets, including:

① the relationship between the parties to the transaction; ② the transaction items and nature of the transaction; ③ the amount of the transaction or the corresponding proportion; ④ pricing policy (including transactions with no amount or only a nominal amount).

(2) If the actual trustee has the following circumstances, it is deemed that the borrower has breached the contract, and the lender has the right to unilaterally decide to cancel the customer’s unused credit line, and withdraw some or all of the used credit line or require the customer to add to 100 % Deposit:

①  Providing false materials or concealing important business and financial facts;

② Change the original purpose of the credit without the consent of the lender, misappropriate the credit or use the bank credit to engage in illegal or illegal transactions;

③ Using false contracts with related parties to discount or pledge creditor’s rights such as bills receivable and accounts receivable without actual trade background to the bank to arbitrage bank funds or credit;

④  Refusing to accept the lender’s supervision and inspection of the use of credit funds and related business and financial activities;

⑤ There are major mergers, acquisitions and reorganizations that the lender believes may affect the security of credit granting;

⑥ Those who intend to evade the bank’s creditor’s rights through affiliated transactions.

12. Special guarantees, commitments and covenants on green credit (applicable to nuclear power plants, large hydropower plants, water conservancy projects, resource extraction projects, etc. whose construction, production, and business activities may seriously change the original state of the environment, and the resulting adverse environmental and social consequences are not easy to achieve Eliminated borrowers, as well as oil processing, coking and nuclear fuel processing, chemical raw materials and chemical manufacturing and other construction, production, and business activities that will have adverse environmental and social consequences but are easier to eliminate through mitigation measures):

(1) The Borrower represents and warrants to manage environmental and social risks, including:

①  Internal management documents related to environmental and social risks meet the requirements of laws and regulations and are effectively implemented;

②  There are no major lawsuits involving environmental and social risks;

(2) The Borrower undertakes to accept the Lender’s Qualification and strengthen the management of environmental and social risks, including:

①  Commit to compliance with all behaviors and performances related to environmental and social risks;

② Commitment to establish and improve the internal management system for environmental and social risks, and specify in detail the responsibilities, obligations and punishment measures of the relevant responsible persons of the borrower;

③ Commitment to establish and improve emergency response mechanisms and measures for environmental and social risk emergencies;

④ Commitment to set up special departments and/or designate special personnel to be responsible for environmental and social risk matters;

⑤ Commitment to cooperate with the lender or its approved third party in the assessment and inspection of the borrower’s environmental and social risks;

⑥ In the face of strong doubts from the public or other stakeholders on the borrower’s performance in controlling environmental and social risks, undertake to respond appropriately or take other necessary actions;

⑦ Commitment to supervise and urge the borrower’s vital related parties to strengthen management to prevent the environmental and social risks of related parties from being transmitted to the borrower;

⑧  Commitment to perform other matters that the lender considers related to the control of environmental and social risks;

(3) The borrower undertakes to promptly and fully inform the lender when the following situations occur:

① All kinds of permits, approvals and approvals related to environmental, social and risks in the process of start-up, construction, operation and shutdown;

② The assessment and inspection of the borrower’s environmental and social risks by the environmental and social risk supervisory agency or its recognized agencies;

③ The supporting construction and operation of environmental facilities;

④ The discharge and compliance of pollutants;

⑤ The safety and health of employees;

⑥ Major complaints and protests against borrowers by neighboring communities;

⑦ Significant environmental and social claims;

⑧ Significant circumstances that other lenders consider to be related to environmental and social risks;

(4) If the borrower and the actual credit giver have the following circumstances, the borrower shall be deemed to have breached the contract under this contract:

① The borrower’s statements, guarantees and commitments regarding environmental and social risk management have not been conscientiously fulfilled;

② The borrower is punished by the relevant government departments due to poor management of environmental and social risks;

③ The borrower is strongly questioned by the public and/or the media due to poor environmental, social and risk management;

④ Other default events related to environmental and social risk management agreed between the lender and the borrower, including cross default events;

In the event of the above default events of the borrower, the lender has the right to unilaterally decide:

① Cancel the credit commitment that has been made;

② Suspend the disbursement of the loan until the borrower has taken rescue measures to the satisfaction of the lender;

③  Recover the disbursed loan in advance;

④  When the loan cannot be repaid, exercising the relevant mortgage and pledge rights and other penalties in advance;

⑤  Other punishments agreed by the lender and the borrower.

13. About anti-money laundering agreements. The Borrower confirms and agrees that the Lender has the right to conduct a money laundering risk assessment of the transactions involved in this contract in accordance with applicable anti-money laundering laws and regulations and internal management requirements. If the Lender has reasonable grounds to suspect that the Borrower and/or the transactions under this Contract are suspected of participating in money laundering, terrorist financing or (large-scale) In case of violations of laws and regulations such as the financing activities of weapons of death), or tax evasion, the lender has the right to take necessary control measures in accordance with the anti-money laundering regulations of the People’s Bank of China. At the same time, the lender has the right to directly restrict or suspend all or part of the business under this contract without notifying the borrower, the right to announce the early maturity of the loan, the right to terminate this contract, and the right to require the borrower to pay the lender all losses incurred.

14. The borrower agrees and irrevocably authorizes: the lender has the right to, on the premise of not violating the prohibitive provisions of the Regulations on the Administration of Credit Information Industry and relevant laws and regulations, according to the collection requirements of the basic database of financial credit information established by the state. Provide information about all contracts/agreements/commitments signed by the borrower and the lender, including the information related to the performance of all the above-mentioned contracts/agreements/commitments, as well as the basic enterprise information and other information provided by the borrower, to the State Establishment The basic database of financial credit information is available for inquiries and use by entities qualified for inquiries; at the same time, lenders also have the right to inquire and use the credit information about borrowers that have been entered into the basic database of financial credit information established by the state. The authorization matters cover all aspects of the lender’s necessary business management of the business under this contract before and after the signing of this contract, and the validity period will expire with the actual termination of this contract.

15. The Borrower hereby confirms that it has fully understood and understood the Lender’s position against the Lender’s opposition to its employees taking advantage of their positions to seek benefits in any form, and promises to avoid such situations in line with the principle of integrity and fairness, and not to privately disclose to the Lender’s employees. Provide any form of rebates, gifts, securities, valuables, various incentives, compensation for private expenses, private travel, high-consumption entertainment and other improper benefits.

Article 9 Deduction Agreement

1. The borrower agrees that when any debt related to the loan under this contract is due and payable, the lender has the right to directly deduct the funds in the repayment reserve account opened by the borrower in Shanghai Pudong Development Bank Co., Ltd. Repay the debts due and payable. If the funds in the repayment reserve account are not enough to repay the debt, the lender has the right to deduct the funds in any other account opened by the borrower in any branch of Shanghai Pudong Development Bank Co., Ltd.

2. The lender has the right to choose to use the proceeds to repay the loan principal, interest or other expenses. If there are multiple debts that are not paid when due at the same time, the lender shall decide the repayment order of the debts.

3. If the deduction proceeds are inconsistent with the currency to be repaid, it shall be dealt with in the following ways:

(1) If the currency of the loan is RMB, the principal and interest of the loan shall be repaid after settlement and conversion into RMB in accordance with the purchase price of the currency of the deducted amount and the applicable RMB for the deduction announced by the lender at the time.

(2) If the loan currency is non-RMB, and the deduction currency is RMB, then the borrower will directly convert it into the loan currency according to the selling price of the loan currency and the RMB exchange rate announced by the lender at the time of deduction and deduction. loan principal and interest.

(3) If the currency of the loan and the currency of deduction are not RMB and are inconsistent, the currency of the deduction and the purchase price of the exchange of RMB shall be settled and converted into RMB according to the currency of the deduction and the applicable currency announced by the lender at the time of the deduction. The principal and interest of the loan shall be repaid after the foreign exchange purchased and converted into the loan currency according to the selling price announced by the lender on the day of the loan currency and RMB conversion.

Article 10 Proof of Debt

The Lender shall, in accordance with its usual business practice, maintain in its accounting books the accounting accounts related to the business activities involved in this contract to prove the loan amount of the Lender. The valid proof of the borrower’s recognition of the creditor’s rights in this contract shall be the accounting vouchers or other valid proof materials issued and recorded by the lender in accordance with its own business regulations.

Article 11 Agreed delivery address

1. The Lender confirms that the address listed on the first page of this contract is the valid delivery address, and the notices served by the Borrower directly or by mail to the Lender under this contract shall be sent to the address listed on the first page of this contract, Until the lender announces a change of the address. The Borrower agrees that all notices it sends to the Lender shall be deemed given when actually received by the Lender.

2. The borrower confirms that the address and delivery information such as fax and e-mail listed on the first page of this contract are valid mailing or electronic delivery addresses. Legal notices, notices and other documents issued under this contract during non-litigation, as well as letters, subpoenas, notices, etc. Documents shall be deemed to have been served as long as they are sent by post or electronically by fax or e-mail to the mailing or electronic service address listed on the first page of this contract. date provisions. The above-mentioned change of mailing or electronic service address will not take legal effect unless the Lender is notified in advance, and the service address confirmed in this contract is still regarded as a valid service address.

Article 12 Event of Default and Handling

1. Event of Default

Any of the following circumstances constitutes a default by the borrower to the lender:

(1) Any representations and warranties made by the Borrower in this Contract or any notices, authorizations, approvals, consents, certificates and other documents made in accordance with or in connection with this Contract are incorrect or inaccurate at the time of making them. Misleading, or proven to be incorrect or misleading, or proven to be invalid or revoked or have no legal effect.

(2) The Borrower has violated the “Other Matters Agreed by Both Parties” (if any) in Part I of this contract or any of the agreed items in Article 8 of Part II.

(3) The borrower has a major cross-default event, including but not limited to the borrower’s breach of any other loan contract or agreement signed by the borrower; of debt.

(4) Investors of the borrower withdraw funds, transfer assets or transfer equity without authorization.

(5) The guarantor has or will no longer have the ability to provide the guarantee corresponding to the loan, or violates the guarantee document signed by the guarantor.

(6) The borrower suspends business, suspends production, suspends business, suspends business for rectification, reorganization, liquidation, is taken over or under trusteeship, dissolves, has its business license revoked or cancelled, or goes bankrupt.

(7) The borrower’s or guarantor’s financial condition deteriorates, the operation is seriously difficult, or an event or circumstance occurs that adversely affects its normal operation, financial condition or solvency.

(8) The borrower or its controlling shareholder, actual controller or its affiliates has been seized, sealed up, frozen, enforced or taken other measures with the same effect when it is involved in major litigation, arbitration or its major assets, or its legal representative Persons/principals, directors, supervisors or senior managers are involved in litigation, arbitration or other coercive measures which adversely affect the solvency of the borrower.

(9) Failure to repay the principal and interest on time or to use the loan for the agreed purpose.

(10) Failure to pay the loan funds in the agreed manner.

(11) The documents and information submitted for the loan application are false or incorrect.

(12) Failure to meet or exceed the constraints of the relevant financial indicators stipulated in this contract.

(13) On any principal and interest repayment date under this contract and within three (3) days before it, the fund balance in the repayment reserve account is lower than the borrower’s current principal and interest repayment amount.

(14) The capital flow in the general settlement account/fund withdrawal account is abnormal.

(15) The Borrower has other acts in violation of this contract that are enough to hinder the normal performance of this contract, or other acts that damage the legitimate interests of the Lender.

2. Handling of breach of contract

(1) When one or more of the default situations listed in the preceding paragraph occur, the lender may take one or more of the following measures:

① The borrower is required to make corrections within a time limit.

②  Cancel the borrower’s unused loan, and stop issuing and paying the borrower’s unused loan.

③ Announce that all or part of the principal of the loan under this contract will expire immediately in advance, and demand that part or all of the loan be repaid immediately, the owed interest should be settled, and the guarantor or the borrower will be immediately recourse through various forms.

④ Penalty interest and compound interest will be charged for overdue loans and misappropriation of loans.

⑤ Debit or debit from any account opened by the borrower in each branch of Shanghai Pudong Development Bank Co., Ltd.

⑥ The borrower is required to supplement the loan issuance and payment conditions, or change the loan payment method.

⑦ Require the borrower to provide other guarantees approved by the lender.

⑧ Other necessary measures prescribed by law.

(2) In addition to the above measures, the Lender may also require the Borrower to assume the liability for breach of contract, and require the Borrower to pay a penalty for breach of contract (see the first part of this contract for the calculation of the penalty for breach of contract). If the liquidated damages are insufficient to cover the losses suffered by the lender, the borrower shall compensate the lender for all losses suffered thereby.

(3) If the borrower fails to repay the principal and interest in full and on time, it shall also bear all the expenses paid by the lender to realize the creditor’s rights and security rights, including but not limited to collection fees, litigation fees, attorney fees, travel expenses and various other fees payable.

Article 13 Effective change and cancellation

1. This contract is signed (or sealed) by the legal representative of the borrower or its authorized agent and stamped with the official seal, and signed (or sealed) by the legal representative (person in charge) of the lender or its authorized agent and signed (or sealed) It will take effect after being affixed with the official seal (or the special seal of the contract), and will terminate after all the creditor’s rights under this contract are paid off.

2. After this contract comes into effect, neither party to the contract shall modify or terminate this contract without authorization. If it is necessary to change or cancel, both parties to this contract shall reach an agreement through negotiation and reach a written agreement.

Article 14 Other Terms

1. Definition

(1) The term “total creditor’s rights” in this contract refers to the loan principal, interest, liquidated damages and various expenses incurred in realizing the creditor’s rights.

(2) The term “interest” in this Agreement includes interest, penalty interest and compound interest.

(3) The term “banking business day” as mentioned in this contract refers to the business day when the lender’s domicile of the lender is usually open for business, excluding Saturdays, Sundays (except those that are open for business due to holiday adjustments) or other business days. statutory holidays.

2. Applicable Law

This contract is governed by the laws of the People’s Republic of China (for the purpose of this contract, the laws of the Hong Kong Special Administrative Region, the Macau Special Administrative Region and the Taiwan Region are not included here) and shall be construed accordingly.

3. Dispute Resolution

All disputes related to this contract shall be resolved through friendly negotiation; if the negotiation fails, a lawsuit shall be filed in the people’s court where the lender is located. During the dispute, the parties shall continue to perform the terms not involved in the dispute.

4. Miscellaneous

(1) For matters not covered in this contract that need to be supplemented, both parties may agree and record them in the first part of this contract, or they may reach a separate written agreement as an appendix to this contract. The annexes to this contract (see Part I of this contract) are an integral part of this contract and have the same legal effect as the main body of this contract.

(2) During the validity period of this contract, the Lender’s grace or delay in taking any action against the Borrower’s default or other acts shall not damage, affect or restrict all the rights or interests that the Lender shall enjoy as a creditor in accordance with the law or this contract. , nor as the lender’s approval of the borrower’s breach of this contract, nor as the lender’s waiver of the right to take action against the borrower’s existing or future breach of contract.

(3) The invalidity of one clause of this contract does not affect the validity of other clauses of the contract. When this contract is invalid for whatever reason, the borrower shall still be responsible for repaying all debts owed to the lender under this contract. In the event of the above situation, the lender has the right to terminate the execution of this contract immediately, and can immediately recover from the borrower all debts owed by the borrower under this contract.

(4) The Lender may assign all or part of its rights and/or obligations under this Contract, and in this case, the Assignee shall enjoy and/or assume the Borrower’s rights as a party to this Contract the same rights and/or obligations. After receiving the notice from the lender about the assignment of the creditor’s rights, the borrower shall be liable to the assignee in accordance with the stipulations of this contract.

(5) Unless otherwise specified in this contract, the relevant terms and expressions in the appendix of this contract have the same meaning as this contract.

(6) The headings under this contract are for reference only and are not the basis for the content under the headings.

(No text below this page)

(This page is the signature page, no text)

This contract is signed by the following Borrower and Lender on July 15, 2021. The Borrower confirms that when signing this contract, both parties have explained and discussed all the terms in detail, both parties have no doubts about all the terms of the contract, and have accurate legal meanings of the parties’ rights, obligations, and liability limitations or exemption clauses. Unmistakable understanding.

Borrower (official seal): Shenzhen TBIT Technology Co., Ltd.

Legal representative or authorized agent (signature or seal): Wentao Ge

Lender (official seal or special contract seal): Shanghai Pudong Development Bank Co., Ltd. Shenzhen Branch

Legal representative/person in charge or authorized agent (signature or seal): Tianshou Wang attachment1:

Application for Withdrawal of Funds under the Working Capital Loan Contract

(Applicable to unopened special account for working capital loan)

serial number:

Shanghai Pudong Development Bank Co., Ltd. __________,

In view of the fact that our company and your bank signed the “Liquid Capital Loan Contract” (hereinafter referred to as the “Loan Contract”) numbered [  ] on ___, ___, __ The company intends to withdraw the _______ batch of funds on ___, ___, ___, ___ (currency) _ _________ yuan.

According to the provisions of the loan contract, the amount should be paid to the general settlement account opened by the borrower in Shanghai Pudong Development Bank Co., Ltd. The name of the account is: ____________________ and the account number is: ____________________________.

Our company hereby confirms that no event or circumstance has occurred as of the date of this application, which constitutes an event of default under the loan contract. Our company further confirms that all representations, warranties and commitments specified in the loan contract have been complied with and all applicable conditions precedent specified in the contract have been satisfied.

For the amount withdrawn this time, our company hereby applies to your bank to pay the loan funds in the following ways:

1. Entrusted payment methods of all lenders:

(1) Our company has submitted to your bank the following relevant materials that meet the stipulations in the loan contract:

☐ Business contracts and written documents related to the purpose of the loan that truly reflect the borrower’s payment obligations;

☐ If the corresponding invoice or receipt cannot be obtained at the same time of payment, the borrower shall timely submit the corresponding invoice or receipt after payment is completed;

☐ Legal and valid payment vouchers;

☐ Other___________________________________________________________________________

After reviewing and agreeing in accordance with the stipulations of the loan contract, your bank will transfer the borrowed principal to the following accounts of the transaction counterparty on __________, __________, __________ year according to the following requirements:

No.	Amount	Account Name	Account Bank	Account Number

2. All borrowers pay by themselves:

Our company has submitted the following relevant documents to your bank in line with the loan contract:

☐ Business contracts and written documents related to the purpose of the loan that truly reflect the borrower’s payment obligations;

☐ Description of payment details: ___________________________________________________

☐ Other __________________________________________________________________

3. Some lenders are entrusted to pay, and some borrowers pay by themselves:

(1) The principal amount of the loan proposed this time The amount that the lender is entrusted to pay is: _________________________________;

The amount paid by the borrower is: _________________________________

(2) I have provided the bank with the following relevant information in line with the contract:

☐ Business contracts and written documents related to the purpose of the loan that truly reflect the borrower’s payment obligations;

☐ If the corresponding invoice or receipt cannot be obtained at the same time as payment, the borrower shall promptly submit the corresponding invoice or receipt after payment is completed:

☐ Legal and valid payment vouchers;

☐ Explanation of payment details;

☐ Other ____________________________________________________________________________________

(3) Your bank shall, after reviewing and agreeing in accordance with the stipulations of the loan contract, transfer the amount of the borrower’s entrusted payment from the loan principal to the following account of the transaction object on the date of ______

No.	Amount	Account Name	Account Bank	Account Number

Our company hereby confirms that the payment method adopted for the above loan will be subject to your bank’s review and confirmation, and your bank has the right to review and adjust the payment method according to the stipulations of the loan contract.

Please approve.

Applicant: (official seal)

Legal representative or his authorized agent: (signature or seal)

year month day

Annex 2:

Application for Withdrawal of Funds under the Working Capital Loan Contract

(Applicable to opening a special account for working capital loans)

serial number:

Shanghai Pudong Development Bank Co., Ltd. ______________,

In view of the fact that our company and your bank signed the “Liquid Capital Loan Contract” (hereinafter referred to as the “Loan Contract”) numbered [  ] on _____, __ It is planned to withdraw the __ batch of funds on _____month____, that is, ____ (currency) _ ________ yuan.

According to the provisions of the loan contract, the amount should be paid to the special account for working capital loan opened by the borrower in Shanghai Pudong Development Bank Co., Ltd. The name of the account is: ____________________________, and the account number is: ____________________.

Our company hereby confirms that no event or circumstance has occurred as of the date of this application, which constitutes an event of default under the loan contract. Our company further confirms that all commitments stipulated in the loan contract have been complied with and all applicable conditions precedent stipulated in the contract have been satisfied.

Please approve.

Applicant: (official seal)

Legal representative or his authorized agent:

(signature or seal)

year month day

Annex 3:

payment application

(Applicable to opening a special account for working capital loans)

serial number:

Shanghai Pudong Development Bank Co., Ltd. ___________,

In view of the fact that our company and your bank signed the “Working Capital Loan Contract” (hereinafter referred to as the “Loan Contract”) numbered [  ] on ________ According to the supervision agreement on the payment of funds in the account, our company hereby applies to your bank to pay external borrowing funds from the special account for working capital loans in the following ways:

1. The Lender’s entrusted payment method:

(1) Our company has submitted to your bank the following relevant materials that meet the stipulations in the loan contract:

☐ Business contracts and written documents related to the purpose of the loan that truly reflect the borrower’s payment obligations;

☐ If the corresponding invoice or receipt cannot be obtained at the same time of payment, the borrower shall timely submit the corresponding invoice or receipt after payment is completed;

☐ Legal and valid payment vouchers;

☐ Other ____________________________________________________________________________________

(2) Please request your bank to transfer the principal of the loan to the following account of the transaction object on the day of ______, ______, ______, ______, ______ month, according to the stipulations of the loan contract:

No.	Amount	Account Name	Account Bank	Account Number

2. The borrower’s own payment method:

(1) Our company has provided your bank with the following relevant information in line with the loan contract:

☐ Business contracts and written documents related to the purpose of the loan that truly reflect the borrower’s payment obligations;

☐ Other ________________________________________________________________________________

Payment details are as follows:

	Application for payment (purpose)	Payment amount(yuan)	Payment date
1
2
3
4
5
6
Aggregate Amount:

(2) Please review and approve the loan principal according to the agreement of the loan contract and transfer the loan principal to the general settlement account opened by our company in your bank according to the above-mentioned aggregated amount.

Please approve.

Applicant: (Reserved seal of special account for working capital loan)

year month day